                                                                    Exhibit 10.6

                              VSTREAM INCORPORATED

                                 FIRST AMENDMENT
                                       TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT

     This First Amendment to the Amended and Restated Investors Agreement dated as of November 17, 1999 (the "Investors Agreement"), is entered into as of December 15, 1999, by and among VStream Incorporated, a Delaware corporation (the "Company"), and the parties identified as additional investors on the signature pages attached hereto (the "Additional Investors") (this "First Amendment").

                                    RECITALS

     Whereas, the Company and the holders of the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock identified on the signature pages thereto, are parties to the Investors Agreement;

     Whereas, in connection with and as a condition to the purchase by the Additional Investors of 4,761,334 shares of the Company's Series D Preferred Stock, the Company has agreed to provide the Additional Investors the rights set forth in the Investors Agreement;

     Whereas, under Section 3.1 of the Investors Agreement, the Investors Agreement may be amended with written consent of the Company and the holders of at least 66-2/3% of the outstanding shares of Investor Stock (as defined in the Investors Agreement );and

     Whereas, at least 66-2/3% of the shares of Investor Stock have consented in writing to this First Amendment.

     In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

     1. Amendment. The first paragraph of the Investors Agreement is hereby amended in its entirety to read as follows:

          This Investors Agreement (this "Agreement") dated as of November 17, 1999, is entered into by and among (i) VStream Incorporated, a Delaware corporation (the "Company"), (ii) the holders of the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock identified on the signature pages hereto (the "Initial Investors"), and (iii) the parties identified as additional investors on the signature pages hereto (the "Additional Investors"). The Initial Investors and the Additional Investors are collectively referred to herein as the "Investors."

     2. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Investors Agreement.

     3. Additional Investors. Upon the effectiveness of this First Amendment, the Additional Investors agree to be bound by all of the terms and conditions of the Investors Agreement as amended herein.

     4. Notices. All notices sent to the Company pursuant to the Stockholders' Agreement shall be sent to the Company at 1157 Century Drive, Louisville. Colorado 80027.

     5. Effect of Amendment. Except as amended as set forth above, the Investors Agreement shall continue in full force and effect.

     6. Governing Law. This First Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.

            [The Remainder of this Page is Intentionally Left Blank.]

     IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment to the Amended and Restated Investors Agreement as of the date set forth in the first paragraph hereof.

                                       COMPANY:

                                       VSTREAM INCORPORATED


                                       By: /s/ Paul A. Berberian
                                           ---------------------------------
                                       Title: CEO
                                              ------------------------------

                                 [Signature Page to First Amendment to Investors Agreement]

                                  ADDITIONAL INVESTORS:

                                  CENTENNIAL FUND VI, L.P.

                                  By: Centennial Holdings VI, LLC
                                      Its General Partner

                                  By: /s/ Donald H. Parsons, Jr.
                                     ------------------------------------------
                                     Donald H. Parsons, Jr., Managing Principal

                                  CENTENNIAL ENTREPRENEURS FUND VI, L.P.

                                  By: Centennial Holdings VI, LLC
                                      Its General Partner

                                  By: /s/ Donald H. Parsons, Jr.
                                     ------------------------------------------
                                     Managing Principal

                                  CENTENNIAL HOLDINGS I, LLC

                                  By: /s/ Donald H. Parsons, Jr.
                                     ------------------------------------------
                                     Donald H. Parsons, Jr., Sr. Vice President

                                  UNIVERSITY OF COLORADO FOUNDATION, INC.

                                  By: /s/
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------


                                  [Signature Page to First Amendment to
                                  Investors Agreement]

                          /s/ Kim N.C. Tomsic
                          ------------------------------------------------------
                          Kim N.C. Tomsic

                          /s/ John L. Kurtz, Jr.
                          ------------------------------------------------------
                          John L. Kurtz, Jr.

                          /s/ Lori K. Bornheimer
                          ------------------------------------------------------
                          Lori K. Bornheimer

                          /s/ Frances L. Berberian
                          ------------------------------------------------------
                          Frances L. Berberian

                          /s/ Charles O. Higgins
                          ------------------------------------------------------
                          Charles O. Higgins

                          /s/ Byron R. Chrisman
                          ------------------------------------------------------
                          Byron R. Chrisman

                          /s/ T. Charles Fial
                          ------------------------------------------------------
                          T. Charles Fial TTEE FBO T. Charles Fial 1997 Revocable trust DTD 9/30/97

                          /s/ Eva Garibian
                          ------------------------------------------------------
                          Eva Garibian

                          /s/ Vahe Garibian
                          ------------------------------------------------------
                          Vahe Garibian

                          /s/ Mathew S. Martin
                          ------------------------------------------------------
                          Mathew S. Martin

                          /s/ Karen S. Martin
                          ------------------------------------------------------
                          Karen S. Martin

                          /s/ Thomas Patsiga
                          ------------------------------------------------------
                          Thomas Patsiga

                          /s/
                          ------------------------------------------------------
                          Charles Schwab & Co., Inc. FBO Austin R. Gibbons
                          IRA Acct #36500127

                          /s/ Jarvis Seccombe
                          ------------------------------------------------------
                          Jarvis Seccombe


                          [Signature Page to First Amendment to
                          Stockholders' Agreement]

                                  /s/ Diane Seccombe
                                  -------------------------------------
                                  Diane Seccombe

                                  /s/ Rimvydas Ambraziunas
                                  -------------------------------------
                                  Rimvydas Ambraziunas

                                  /s/ Marsha Ambraziunas
                                  -------------------------------------
                                  Marsha Ambraziunas

                                  /s/ Francis X. Malone
                                  -------------------------------------
                                  Francis X. Malone

                                  /s/ David A. Makarechian
                                  -------------------------------------
                                  David A. Makarechian

                                  /s/ Jeremy W. Makarechian
                                  -------------------------------------
                                  Jeremy W. Makarechian

                                  /s/ Alfred E. Moore
                                  -------------------------------------
                                  Alfred E. Moore

                                  /s/ Joanne L. Moore
                                  -------------------------------------
                                  Joanne L. Moore

                                  /s/ Philippe Muller
                                  -------------------------------------
                                  Philippe Muller


                                  [Signature Page to First Amendment to
                                  Investors Agreement]

                                SOFTBANK TECHNOLOGY VENTURES V, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES ADVISORS
                                FUND V, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES
                                ENTREPRENEURS FUND V, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES IV, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY ADVISORS FUND, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                [Signature Page to First Amendment to Investors Agreement]